UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 21, 2011

TELEPHONE AND DATA SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-14157	36-2669023
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification
Incorporation)		No.)

30 North LaSalle Street, Suite 4000, Chicago, Illinois	60602
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (312) 630-1900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On March 21, 2011, Telephone and Data Systems, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives (the “Representatives”) of several underwriters named therein (the “Underwriters”), and a related Terms Agreement (the “Terms Agreement”) among the Company and the Representatives, pursuant to which the Company agreed to sell to the Underwriters, and the Underwriters agreed to purchase from the Company, subject to the satisfaction of the terms and conditions set forth in the Underwriting Agreement, $300,000,000 aggregate principal amount of the Company’s 7% Senior Notes due 2060 (the “Notes”).  The Underwriting Agreement contains customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties, and termination provisions.  Copies of the Underwriting Agreement and the Terms Agreement are attached hereto as Exhibit 1.1 and Exhibit 1.2, respectively, and are incorporated herein by reference thereto.

In addition, as of March 21, 2011, TDS entered into a fifth supplemental indenture with The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A., as successor to BNY Midwest Trust Company), as trustee (the “Trustee”), which supplements the indenture dated as of November 1, 2001 and establishes the terms and conditions of the Notes (the “Fifth Supplemental Indenture”).   The Trustee is an affiliate of The Bank of New York Mellon Corp., which is one of a number of banks with which the Company and its subsidiaries maintain ordinary banking relationships, including, in certain cases, credit facilities. A copy of the Fifth Supplemental Indenture, including the form of the Notes, is attached hereto as Exhibit 4.1 and is incorporated herein by reference thereto.

The foregoing summary of the Underwriting Agreement, the Terms Agreement and the Fifth Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the respective documents incorporated by reference herein.

Item 8.01.  Other Events.

A copy of the opinion of Sidley Austin LLP relating to the legality of the Notes to be issued and sold in the offering is filed as Exhibit 5.1 hereto.

The Notes were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a shelf registration statement on Form S-3ASR (File No. 333-155078).  On March 22, 2011, the Company filed with the Securities and Exchange Commission a prospectus supplement to the prospectus dated March 21, 2011 pursuant to Rule 424(b)(5) under the Securities Act, relating to the offering of the Notes, which is incorporated by reference herein as Exhibit 99.1.

On March 21, 2011, the Company announced that it had priced a public offering of $300 million of 7% Senior Notes due 2060.  The Company’s press release issued on March 22, 2011 relating to such announcement is attached as Exhibit 99.2 and incorporated herein by reference thereto.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits included in this Form 8-K are identified on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEPHONE AND DATA SYSTEMS, INC.

Date: March 22, 2011	By:	/s/ Douglas D. Shuma
Douglas D. Shuma
Senior Vice President and Corporate Controller

EXHIBIT INDEX

The following exhibits are filed herewith as noted below.

Exhibit No.	Description

1.1

Underwriting Agreement dated as of March 21, 2011 among the Registrant and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters, relating to the Registrant’s 7% Senior Notes due 2060.

1.2

Terms Agreement dated as of March 21, 2011 among the Registrant and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters, relating to the Registrant’s 7% Senior Notes due 2060.

4.1

Form of Fifth Supplemental Indenture dated as of March 21, 2011 between the Registrant and The Bank of New York Mellon Trust Company, N.A., including the form of the Registrant’s 7% Senior Notes due 2060.

5.1	Opinion of Sidley Austin LLP.

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).

99.1

The Prospectus Supplement dated March 21, 2011 and the Prospectus dated March 21, 2011 filed by the Registrant with the Securities and Exchange Commission on March 22, 2011 are incorporated herein by reference thereto.

99.2	Press Release dated March 22, 2011.

99.3	Private Securities Litigation Reform Act of 1995 Safe Harbor Cautionary Statement